EXHIBIT 32

                           SECTION 1350 CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                    WITH RESPECT TO THE NORTH VALLEY BANCORP
                AMENDMENT NO. 1 TO ANNUAL REPORT ON FORM 10-K/A
                      FOR THE YEAR ENDED DECEMBER 31, 2006

Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of North Valley Bancorp, a California corporation (the "Company"), does hereby certify that:

         1. The Company's Amendment No. 1 to Annual Report on Form 10-K/A for the year ended December 31, 2006 (the "Form 10-K/A") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. Information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: April 23, 2007                      /s/ MICHAEL J. CUSHMAN
                                           -------------------------------------
                                           Michael J. Cushman
                                           President and Chief Executive Officer
                                           (Principal Executive Officer)


Dated: April 23, 2007                      /s/ KEVIN R. WATSON
                                           -------------------------------------
                                           Kevin R. Watson
                                           Executive Vice President and
                                           Chief Financial Officer
                                           (Principal Financial Officer &
                                           Principal Accounting Officer)